SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2003

IONICS, INCORPORATED
(Exact name of registrant as specified in its charter)

1-7211
(Commission File Number)

Massachusetts (State of incorporation)	04-2068530 (IRS Employer Identification Number)

65 Grove Street, Watertown, MA (Address of principal executive offices)	02472 (Zip Code)

Registrant's telephone number, including area code: (617) 926-2500

Item	7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Number Description

99	Press release dated May 6, 2003 regarding the financial results of Ionics, Incorporated for the first quarter ended March 31, 2003.

Item	9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition," of Form 8-K. On May 6, 2003, Ionics, Incorporated ("Ionics") issued a press release reporting financial results for the first quarter of 2003, ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

IONICS, INCORPORATED

/S/ Arthur L. Goldstein
——————————
Arthur L. Goldstein
Chairman and Chief Executive Officer
May 6, 2003

EXHIBIT INDEX

Number                                      Description                                     Page Number

   99          Press Release of Ionics, Incorporated dated                           4
                 May 6, 2003

Exhibit 99

IONICS REPORTS FIRST QUARTER RESULTS

Watertown, MA, May 6, 2003 . . . Ionics, Incorporated (NYSE-ION) today reported first quarter revenues, net income, and earnings per share for the period ended March 31, 2003. Revenues for the quarter were $88.2 million compared to $80.0 million for the first quarter of 2002. Net income of $576,000 and earnings per share of $0.03 for the quarter compared to net income of $1.5 million and earnings per share of $0.08 for the comparable period in the prior year. Backlog at the end of the quarter was $348.5 million, compared to $249.6 million one year earlier.

Arthur L. Goldstein, Chairman and Chief Executive Officer, noted that the results reflected revenue improvement in each of the Company's business groups (including sales to affiliated companies) as well as an increase in gross margin of $2.3 million compared to the first quarter of 2002. An increase in selling and administrative costs, due primarily to higher post-retirement and pension costs, as well as higher professional service fees, essentially offset the increase in gross margin.

Ionics will broadcast its first quarter financial results conference call via the internet today at 10:00AM, EDT. This conference call will be accessible on the Company's website at www.ionics.com. A recorded replay of the conference call will also be accessible on our website for a two-week period commencing at 5:00PM today. In addition, this press release will also be accessible on our website promptly following its issuance.

Ionics is a global separations technology company involved in the manufacture and sale of membranes, equipment and own and operate services for the purification, disinfection, concentration, treatment and analysis of water, wastewater and ultrapure water. Over a period of more than 50 years Ionics has built more desalination plants than any company in the world.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. These forward-looking statements are based on management's current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management's current expectations as described in such forward-looking statements, including overall economic and business conditions; competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger than the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; and other factors described in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2002. You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.

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IONICS REPORTS FIRST QUARTER RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	Three months ended
	March 31,
	2003	2002
Revenues:
Equipment Business Group	$ 32,684	$ 35,048
Ultrapure Water Group	25,249	24,745
Consumer Water Group	10,815	10,553
Instrument Business Group	7,680	6,544
Affiliated Companies	11,777	3,115

	88,205	80,005

Costs and expenses:
Cost of sales of Equipment Business Group	23,463	25,597
Cost of sales of Ultrapure Water Group	18,788	18,998
Cost of sales of Consumer Water Group	7,515	6,830
Cost of sales of Instrument Business Group	3,113	2,753
Cost of sales to affiliated companies	10,217	3,037
Research and development	1,777	1,621
Selling, general and administrative	22,547	19,855

	87,420	78,691

Income from operations	785	1,314
Interest income (expense), net	564	433
Equity income (loss)	(101)	892

Income before income taxes and
minority interest expense	1,248	2,639
Provision for income taxes	474	876

Income before minority interest expense	774	1,763
Minority interest expense	198	264

Net income	$ 576	$ 1,499

Basic earnings per share	$ 0.03	$ 0.09

Diluted earnings per share	$ 0.03	$ 0.08

Shares used in basic earnings per share calculations	17,555	17,508

Shares used in diluted earnings per share calculations	17,562	17,776

Backlog	$ 348,488	$249,587

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IONICS REPORTS FIRST QUARTER RESULTS

CONSOLIDATED BALANCE SHEETS (Amounts in thousands)

	March 31,	December 31,
	2003	2002
Current assets:
Cash and cash equivalents	$135,525	$136,044
Restricted cash	--	4,250
Short-term investments	994	958
Notes receivable, current	4,472	6,662
Accounts receivable, net	95,567	94,841
Receivables from affiliated companies	24,469	23,642
Inventories	36,252	34,847
Other current assets	25,864	27,496

Total current assets	323,143	328,740
Receivables from affiliated companies, long-term	10,000	10,000
Notes receivable, long-term	28,949	26,458
Investments in affiliated companies	21,580	22,618
Property, plant and equipment, net	180,998	179,914
Other assets	40,748	40,283

Total assets	$605,418	$608,013

Current liabilities:
Notes payable and current portion of long-term debt	$ 3,911	$ 4,134
Accounts payable	29,493	36,039
Deferred revenue from affiliated companies	3,256	4,308
Other current liabilities	70,620	69,687

Total current liabilities	107,280	114,168
Long-term debt and notes payable	9,910	9,670
Deferred income taxes	35,913	35,337
Deferred revenue from affiliated companies, long-term	5,169	4,662
Other liabilities	7,023	6,023
Stockholders' equity	440,123	438,153

Total liabilities and stockholders' equity	$605,418	$608,013

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For more information, contact:

Francine S. Bernitz, Vice President                           Theodore G. Papastavros
Marketing and Corporate Communications            Executive Vice President and Treaurer
Ionics, Incorporated                                                    Ionics, Incorporated
Tel: (617) 926-2510 ext. 312                                         Tel: (617) 926-2510 ext. 221
fbernitz@ionics.com                                                    tpapastavros@ionics.com